                                                                   Exhibit 10.21


                                      LEASE
                                      -----


         THIS LEASE, executed at Columbus, Ohio, this 29th day of December, 1997, by and between BORROR REALTY COMPANY, an Ohio corporation, hereinafter referred to as "Landlord," and DOMINION HOMES, INC., an Ohio corporation, hereinafter referred to as "Tenant."

         1. In consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, Landlord does hereby demise and lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and provisions hereinafter set forth, the following property (the "Leased Premises"): (a) the real property (the "Land") located at 5501 Frantz Road, Columbus, Ohio and described in Exhibit A attached to this Lease, (b) the building containing approximately 39504 gross square feet (37557 net rentable square feet) located in the Land and all related fixtures and appurtenances (the "Building"), (e) all other improvements now or in the future located in the Land, and (d) all other rights and easements appurtenant to the Land, the Building and other improvements.

         2. TERM

         The term of this Lease Agreement shall be for a period of fifteen (15) years, commencing on January 1, 1998 (the "Commencement Date"), and expiring on December 31, 2013 (the "Primary Term").

         3. RENT

         Tenant agrees to pay to Landlord as fixed rent (the "Fixed Rent") during the term hereof, the sum of SIX MILLION SEVEN HUNDRED SIXTY THOUSAND TWO HUNDRED SIXTY AND 00/100 DOLLARS ($6,760,260.00) payable in monthly installments of THIRTY SEVEN THOUSAND FIVE HUNDRED FIFTY-SEVEN AND 00/100 DOLLARS ($37,557.00) on or before the first day of each and every month in advance without off-set. The first rent payment shall be due on the Commencement Date.

         4. USE

         The Leased Premises shall be used as commercial offices and for related uses, and for no other business or purpose without the express written consent of Landlord, which shall not be unreasonably withheld. No use shall be made or permitted to be made of the Leased Premises nor acts done which will increase the rate established for insurance of the Leased Premises or cause a cancellation of any insurance policy covering the Building or any part thereof, nor shall Tenant keep, use or sell or permit to be kept, used or sold in or about the Leased Premises, any articles which may be prohibited by the standard form of fire insurance policies. Further, Tenant shall, at its sole cost and expense, comply with any and all requirements of any insurance organization or company which said insurance organization or company deems necessary for the maintenance of reasonable fire and public liability insurance covering the building and appurtenances thereto that are required by Tenant's use of the Leased Premises only.

         5. INSURANCE

         (a) Tenant shall procure and maintain public liability insurance for the Leased Premises with policy limits of not less than $1,000,000.00 for personal injury to one person, $2,000,000.00 for personal injury to any group of persons as a result of one accident or occurrence, and $1,000,000.00 property damage. In addition to the foregoing, Tenant shall procure and maintain an umbrella public liability insurance policy with limits of not less than $5,000,000.00. Tenant shall name Landlord and any mortgagee as additional insureds under these policies.

         (b) Tenant shall keep the Building insured against loss by fire and all of the risks and perils usually covered by an "all risk of physical loss" endorsement to a policy of fire insurance upon property comparable to the Leased Premises, in an amount equal to not less than the replacement cost of the Building (but in no event less than $3,500,000.00), and with deductible amounts approved by Landlord. Landlord shall be the insured party under this policy, with Tenant and the holder of any mortgage on the Leased Premises as additional insureds as their interests may appear.

         (c) The policies required by Sections 5(a) and 5(b) shall contain an agreement by the insurer that it will not cancel the policy except after thirty days' prior written notice to Landlord and Tenant and that any loss otherwise payable under the policy shall be payable notwithstanding any act or negligence of Landlord or Tenant that might, absent such agreement, result in a forfeiture of all or a part of the insurance payment.

         At the Commencement Date, Tenant shall deliver to Landlord certificates of the insurance required to be maintained under this Section. Tenant shall also deliver to Landlord at least 10 days prior to the expiration date of any such policy (or of any renewal policy), certificates for the renewal policy of this insurance.

         6. SUBROGATION AND WAIVER OF LIABILITY

         Neither Landlord nor Tenant shall be liable for any damage to property of the other found or located within the Leased Premises or for any damage to the Leased Premises or the Building or other improvements caused by fire or other peril usually covered by a policy of insurance of the type described in
Section 5 and each party releases the other from all liability for damage from those causes, including any subrogation claims of any insurer. This provision shall apply regardless of the negligence of either party and shall not be limited by the amount of insurance coverage. This Section 6 shall override any inconsistent provisions of this Lease. However, this provision shall not apply to the extent that it would render void the insurance coverage obtained by Landlord or Tenant, but only if that party (a) makes reasonable efforts to obtain insurance coverage that would not be voided by this waiver of liability and (b) notifies the other party in writing that this waiver will not apply.

         7. MAINTENANCE AND REPAIRS

         During the term of this Lease, Tenant, at its sole expense, shall maintain the Leased Premises in good condition and repair, and shall make all repairs, replacements and renewals, whether structural or non-structural, foreseen or unforeseen, ordinary or extraordinary, interior or exterior, necessary to put or maintain the Leased Premises in that state of repair and condition. Tenant's obligations include, but are not limited to, keeping the sidewalks, parking areas and drives on or about the Leased Premises paved and striped and in a clean, sightly, and sanitary condition, free of ice and snow; and keeping all lawns mowed, shrubbery trimmed and yards free of excessive weed growth so that the laws and yards shall at all times be maintained in a neat and presentable condition.

         Subject to reimbursement as provided for in this Section, Landlord shall perform "Major Replacement" to the roof and structural elements of the Leased Premises and to the heating, ventilating and air conditioning system serving the Leased Premises occurring during the last five years of the term of this Lease. A "Major Replacement" means the replacement of a structural item, system or component costing $50,000.00 or more. If Landlord performs a Major Replacement pursuant to this Section, Tenant shall pay to Landlord, as an addition to the rent, an amount which will amortize the cost of the Major Replacement together with interest at the rate of 9% per annum in 120 equal monthly installments. The first monthly installment shall be due and payable on the first day of the month following the date that the Major Replacement is completed. Installments in the same amount shall continue to be due and payable on the first day of each month for the remainder of the term of this Lease, including any option term exercised by Tenant, until the cost of the Major Replacement has been fully reimbursed. However, if the term of this Lease expires before the cost of the Major Replacement is fully reimbursed, Tenant shall not be responsible for the unamortized balance remaining at the expiration of this Lease.

         8. UTILITY USE AND INTERRUPTION OF SERVICE

         Tenant shall pay for all utilities, furnished to or consumed on the Leased Premises. Landlord shall not be liable for any stoppage or interruption of any of said services caused by energy shortages, breakdown of equipment, riot, labor dispute, accident or necessary repairs or other causes beyond Landlord's control.

         9. TAXES

         Tenant shall pay and fully discharge all real property taxes and special assessments which may be levied or assessed against the land and improvements of which the Leased Premises are a part which become due and payable during the term of this Lease. Tenant shall pay and fully discharge all taxes and assessments on its personal property which may become due and payable during the term of this Lease.

         10. ALTERATIONS AND LIENS

         Tenant shall not make or suffer to be made any alterations of the Leased Premises or any part thereof exceeding TEN THOUSAND DOLLARS ($10,000.00) without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Any additions to or alterations of the Leased Premises, except movable furniture and trade fixtures, shall at once become a part of the realty and thereafter belong to Landlord. Tenant shall keep the Leased Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by the Tenant.

         11. SIGNS

         Tenant shall erect signs on any portion of the exterior of the Leased Premises, including, but not limited to the exterior walls, windows and doors, only with written approval of Landlord, which will not be unreasonably withheld.

         12. ABANDONMENT

         Tenant shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Landlord and hold it harmless from any and all liability for any loss, damage or injury to person or property occurring in, on or about the Leased Premises, regardless of cause, except for that caused by the negligence or intentional tortious acts of Landlord and its employees, agents, and invitees; and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees, and expenses, including attorney's fees, incurred in connection therewith.

         13. INDEMNIFICATION

         Except to the extent liability is waived under Section 6, Tenant shall indemnify and hold Landlord harmless against any and all claims, liabilities, damages or losses resulting from injury or death of any person or damage to property occurring on or about the Leased Premises or in any manner in conjunction with the use and occupancy of the Leased Premises in whole or in part, unless the death, injury or damage was sustained as a result of any tortious or negligent act of Landlord, Landlord's agents or employees. In addition, Tenant shall indemnify and hold Landlord harmless against any claims, liabilities, damages, losses or expenses resulting from the release of hazardous substances, hazardous wastes or petroleum products on or from the Leased Premises or other violations of applicable environmental laws occurring during the term of this Lease.

         14. PERSONAL PROPERTY

         All personal property of Tenant in or upon the Leased Premises shall be at the risk of Tenant only, and Landlord shall not be liable for any damage thereto or disappearance or theft thereof, unless due to the negligent acts of Landlord, its employees, agents, and invitees, and Landlord shall not be liable to Tenant or any person or persons claiming by, through, or under Tenant for any loss of property or for any damage or injury to persons or property resulting from plumbing, gas, water, steam, sewer, or other pipes or tanks, or electric, telegraph or telephone wires or equipment, or due to the happening of any accident to or about said premises, unless due to the negligent acts of Landlord and its employees, agents, and invitees or unless such damage to Tenant's personal property results from Landlord's failure to comply with its covenants and obligations under the Lease.

         15. QUIET ENJOYMENT

         Landlord covenants that Landlord is lawfully seized of and in possession of the Leased Premises and agrees that if Tenant shall promptly pay the rent and perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall have the peaceable and quiet enjoyment and possession of the Leased Premises during the term hereof, without any manner of hindrance from Landlord or any other person lawfully claiming through Landlord, subject to the conditions herein set forth.

         16. FIRE AND CASUALTY DAMAGE

         If at any time after the execution hereof, the Leased Premises shall be wholly or substantially destroyed or damaged by fire, the elements, or casualty, Tenant shall give immediate written notice thereof to Landlord.

         If the Leased Premises are totally or substantially destroyed, then either party hereto may, at its option, terminate this Lease by giving written notice thereof to the other party within thirty (30) days after the date of such casualty. Following a partial destruction or injury [less than fifty percent (50%) of the Leased Premises] whereby the Tenant shall be deprived of the occupancy of only a portion of the Leased Premises, and if the function of Tenant's business is not substantially impaired, this Lease shall not terminate; but a proportionate allowance shall be made from the Fixed Rent during such period in the proportion which the number of square feet of the Leased Premises which the Tenant is deprived of by such damage and the making of repairs bears to the total square feet of the Leased Premises; and the Landlord shall repair such damage with due diligence. In the event, however, that the Leased Premises cannot be replaced, repaired or restored within one hundred twenty (120) days from the fire or casualty, or if Landlord elects not to make and complete said replacement, repairs, and restoration within said one hundred twenty (120) day period, Tenant, upon notice in writing to Landlord, may terminate this Lease and surrender possession of said premises to Landlord and thereupon this Lease shall terminate and be void and Tenant shall not be required to pay or be liable for any rent from the date of said fire or casualty.

         17. CONDEMNATION

         If the whole or any substantial part of the Leased Premises shall be taken or condemned by any competent authority for any public use or purpose, the term of this Lease shall end upon the date when the possession of the part so taken shall be required for such use or purpose. Current rent shall be apportioned as of the date of such termination. If part of the Leased Premises or the access to the same is taken without substantially interfering with the use of the Leased Premises by Tenant, this Lease shall not terminate. In that event, Landlord shall promptly restore any damage to the Leased Premises caused by the taking in a manner reasonably suitable to Tenant, and if the size of the Building or Tenant's use of the Leased Premises has been diminished, the rent for the Leased Premises shall be equitably reduced commencing on the date when possession of the part taken is surrendered by Tenant. In the event of any taking, Landlord shall be entitled to the entire condemnation award, regardless of whether this Lease is terminated in accordance with this Section 17, except that Tenant shall be entitled to any separate award allocated by the condemning authority to Tenant's trade fixtures, personalty and moving expenses. If this Lease is terminated pursuant to this Section 17, Landlord shall refund to Tenant any rent prepaid beyond the effective date of termination.

         18. INSPECTION BY LANDLORD

         Upon twenty-four (24) hours prior written notice, except in an emergency, Tenant shall permit the Landlord or his agents to enter into and upon the Leased Premises, accompanied by an employee of Tenant, except in the case of emergency, at all reasonable times for the purpose of inspecting the same or for the purpose of placing upon the property in which the Leased Premises are located, any usual or ordinary "For Sale" signs without any rebate of rent and without any liability to Tenant for the loss of occupation or quiet enjoyment of the Leased Premises occasioned thereby; and shall permit Landlord at any time within three (3) months prior to the expiration of this Lease to put upon the Leased Premises any usual or ordinary "to let" or "to lease" signs, provided, however, that Landlord shall have 24 hour a day access without notice and without Tenant's employee being there to perform ordinary janitorial and maintenance services.

         19. OFFSET STATEMENT ATTORNMENT AND SUBORDINATION

                  (a) OFFSET STATEMENT. Tenant agrees within ten (10) days after request therefor by Landlord to execute in recordable form and deliver to Landlord a statement, in writing, certifying:

                           (i)      that this Lease is in full force and effect;
                           (ii) the date of commencement of the term of this Lease;
                           (iii)    that rent is paid currently without any
                                    offset;
                           (iv)     the amount of rent, if any, paid in advance;
                                    and

                           (v) that there are no uncured defaults by Landlord, or stating those claimed by Tenant, providing that, if any, such facts are accurate and ascertainable.

                           (vi) Tenant's obligation to provide the above statements are contingent upon each such statement being true.

                  (b) ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of any exercise of the power of sale under any mortgage made by Landlord covering the Leased Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

                  (c) SUBORDINATION. Tenant agrees that this Lease shall, at the request of the Landlord, be subordinate to any mortgages or deeds of trust that may hereafter be placed on the Leased Premises by Landlord and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof, provided that the mortgagee or trustee named in said mortgages or trust deeds shall agree to recognize the Lease of Tenant in the event of foreclosure if Tenant is not then in default. Tenant also agrees that any mortgagee or trustee may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease should be deemed prior in lien to the said mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust. Tenant agrees, that upon the request of Landlord, any mortgagee or trustee, it shall execute whatever instruments may be required to carry out the intent of this Section.

                  (d) REMEDIES. Failure of Tenant to execute any of the above instruments within fifteen (15) days after written request to do so by Landlord shall constitute a breach of this Lease, and Landlord may, at its option, cancel this Lease and terminate Tenant's interest therein if Tenant shall fail to cure such failure to execute the requested instruments within an additional fifteen (15) days after written notice by Landlord to Tenant of such breach.

         20. ASSIGNMENT AND SUBLEASE

         Tenant shall not assign this Lease or any interest therein, and shall not sublet the Leased Premises or any part thereof, or any right or privilege appurtenant thereto or suffer any other person to occupy or use the Leased Premises or any portion thereof without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, except that Tenant shall have the right to assign the Lease to a wholly-owned subsidiary or affiliate without Landlord's consent or enter into time sharing agreements for the use of its space for the purposes set forth in Section Four (4). It is understood and agreed that a consent to one assignment or subletting or occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by any other person. Any such assignment or subletting without the consent provided for herein shall be void and shall, at the option of the Landlord, terminate this Lease.

         21. DEFAULT

         Tenant agrees that the violation of any of the foregoing covenants and conditions shall, at the option of Landlord, void this Lease and render the same null and void, and shall constitute a ground of forfeiture and ejection under the provisions for that purpose hereinafter contained if such violation is not cured within the applicable time period after written notice of the violation to Tenant, if such written notice is expressly required hereunder.

         Provided, however, and this Lease is made upon this condition, that if Fixed Rent, any part thereof or any other sum due and payable to Landlord hereunder shall remain unpaid for thirty (30) days after written notice by Landlord of such default in payment (but Landlord shall only be required to give notice of a monetary default two times during the term of this Lease and thereafter default is automatic), or if Tenant shall assign this Lease or sublet the Leased Premises, or any part thereof, or any interest therein, without the written consent of Landlord, or if Tenant shall use the Leased Premises for any purpose other than herein agreed, or if Tenant shall apply for relief under the Federal Bankruptcy Code, or any similar state or Federal laws providing relief to debtors, or if an involuntary petition is filed against Tenant under the Federal Bankruptcy Code or any such similar state or Federal laws, or if Tenant shall make an assignment for the benefit of creditors, or if a receiver or receivers be appointed for Tenant, or if the interest of Tenant in the Leased Premises shall be sold under execution, foreclosure, or legal process, or if any judicial sale of the interest of Tenant be had, or if a voluntary or involuntary sale, transfer, or assignment of this Lease of any kind or character whatsoever shall be made, or if Tenant shall fail to perform, keep, fulfill, or observe any of the terms, agreements, covenants, and conditions contained in this Lease on the part of Tenant to be kept, performed, fulfilled, or observed, it shall be lawful for Landlord at its option to re-enter into the Leased Premises and the same to have again, repossess and enjoy, as in its first and former estate, and that without notice to or demand upon Tenant or any other person, and thereupon, at its option, this Lease and everything herein contained on the Landlord's behalf to be done and performed, shall cease, determine, and be utterly void and that without prejudice to any remedies or proceedings for arrearages of rent, breach of covenant, or collection of debt, or alternatively this Lease shall remain in full force and effect. Tenant hereby expressly waives any and all claims or demands for injuries or damages occasioned by and an account of any such re-entry by Landlord. If Tenant abandons the Leased Premises, or otherwise defaults in performance of this Lease and thereby entitles Landlord to terminate Tenant's possession of the Leased Premises, and Landlord elects to terminate Tenant's right to possession only without termination of the Lease, Landlord may, at Landlord's option, enter into the Leased Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay all rent due hereunder for all the full term, and in any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of all rent due under this Lease for the residue of the stated term, plus any other sums then due Landlord hereunder, including, without limitation, Landlord's expenses incurred in connection with the default (such as Landlord's legal, broker/realtor and accounting fees). Upon and after entry into possession without termination of the Lease, Landlord shall use reasonable efforts to re-rent the Leased Premises (or such part thereof as Landlord deems proper) for the account of Tenant, to any persons, firm or corporation other than Tenant, for such rent and for such time and upon such terms as Landlord, in Landlord's sole discretion, shall determine, and Landlord shall not be required to obtain consent of Tenant for such rerenting, nor to accept any tenant offered by Tenant, or to observe any instructions given by Tenant about such re-renting. Tenant expressly agrees that, in the event Landlord shall enter into possession without terminating this Lease, Landlord need not attempt to relet said Leased Premises to any person, firm or corporation whom Landlord believes might rent other space in the Building or any other building of Landlord . In any case, Landlord may make repairs, alterations, and additions in or to the Leased Premises, and redecorate the same to the extent deemed by Landlord as necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expense of the re-renting. If the consideration collected by Landlord upon any such re-renting for Tenant's account is not sufficient to pay the full amount of Tenant's rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and all of Landlord's other expenses incurred in connection with the default (including, without limitation, Landlord's legal, broker/realtor and accounting fees), Tenant shall pay to Landlord the amount of the deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of Landlord , Landlord may retain the surplus without any duty to pay the surplus to Tenant.

         Any and all property which may be removed from the Leased Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord upon demand, any and all expenses incurred in such removal, and all storage, sale and disposition charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Leased Premises or retaken from storage by Tenant within ten (10) days after removal shall be presumed, at the option of Landlord, to have been conveyed by Tenant to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant, and Landlord shall thereafter be free to use such property for its own benefit, or otherwise sell or dispose of such property, as Landlord deems appropriate in its sole discretion.

         If Tenant shall default in the observance or performance of any term or covenant on its part to be observed or performed under or by virtue of any of the terms and provisions in any section of this Lease, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account of and at the expense of Tenant, immediately and without notice in case of emergency or in any other case.

         If Landlord shall default in the observance or performance of any term or covenant on its part to be observed or performed under or by virtue of any of the terms and provisions in any section of this Lease or any term implied in fact or in law on the part of Landlord to be performed or observed, Tenant agrees that Tenant shall look solely to Landlord's interest in the Leased Premises, and no other assets of Landlord shall be subject to levy, execution or other judicial process or award for the satisfaction of Tenant's claim.

         22. TERMINATION AND SURRENDER

         Upon the termination of this Lease, whether by lapse of time or otherwise, Tenant will at once, upon five (5) working days written notice from Landlord, surrender possession of the Leased Premises to Landlord and remove all effects therefrom, and if such possession be not immediately surrendered, Landlord may forthwith re-enter the Leased Premises and repossess itself thereof, as of its first and former estate, and remove all the effects therefrom without being deemed guilty of any manner of trespass or forcible entry or detainer. No receipt of money by Landlord from Tenant after the termination in any way of this Lease, or after the giving of notice shall reinstate, continue, or extend the term of this Lease or affect any notice given to Tenant prior to the receipt of such money. If Tenant shall not remove all effects from the Leased Premises as above agreed, Landlord may, at its option, remove the same or any of the same in any reasonable manner that Landlord shall choose and store the same without liability to Tenant for loss thereof or damage thereto, and Tenant will pay Landlord on request any and all expenses reasonably incurred in such removal and also storage on said effects for any length of time during which the same shall be in Landlord's possession, or Landlord may, at its option, after notice, sell said effects or any of the same at public or private sale for such price as Landlord may deem best, and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord, including the expenses of the removal and sale.

         23. ENVIRONMENTAL CONDITIONS

                  (a) DEFINITIONS. "Environmental Laws" shall mean any federal, state, or local law, rule, regulation, or ordinance relating to environmental, health, or safety matters.

                  "Environmental Damages" shall mean all liabilities, obligations, responsibilities, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, attorney, expert and consulting fees, and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present, or future.

                  "Governmental Authority" shall mean any federal, state, or local entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                  "Hazardous Materials" shall mean any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste which is governed by any Environmental Law.

                  "Release" shall mean any actual or threatened spill, emission, leak, escape, injection, deposit, or migration of Hazardous Materials.

                  (b) COVENANTS. Tenant shall not cause or permit, or allow its respective agents, employees, contractors, or invitees to cause or permit, any Hazardous Materials to be treated, stored, generated, or disposed of, on or about the Leased Premises, except in compliance with applicable Environmental Laws.

                  If there is a Release of Hazardous Materials at the Leased Premises caused or permitted by Tenant, Tenant shall cleanup, remove, or remediate the Release in compliance with all applicable Environmental Laws. Tenant shall obtain Landlord's approval prior to undertaking any such removal or remedial activities which are not urgent and Landlord's approval shall not be unreasonably withheld or delayed.

                  If there is a Release of Hazardous Materials at the Leased Premises caused or permitted by Landlord, any previous Tenant of Landlord's, any previous owner or previous owners' Tenants, Landlord shall cleanup, remove, or remediate the Release in compliance with applicable Environmental Laws.

                  (c) INDEMNIFICATIONS. Landlord shall indemnify, defend, and hold harmless Tenant, its officers, directors, employees, and agents from and against any and all Environmental Damages which arise from:
         (i) the presence in, upon, about, or beneath the Leased Premises of any Hazardous Materials requiring remediation under applicable Environmental Laws and brought upon the Leased Premises by Landlord, any previous Tenant of Landlord's, any previous owner or previous owners' Tenants, or a third party; (ii) the breach of this Lease by Landlord or any third party as a result of the acts or omissions of Landlord's agents, employees, contractors, or invitees.

                  Tenant shall indemnify, defend, and hold harmless Landlord, its officers, directors, employees, and agents from and against any and all Environmental Damages which arise from: (i) the presence upon, about, or beneath the Leased Premises of any Hazardous Materials requiring remediation under applicable Environmental Laws and brought upon the Leased Premises by Tenant, or its agents, contractors, employees, patients and business invitees, or (ii) the breach of this Lease by Tenant, its agents or contractors, or as a result of the acts or omissions of Tenant's agents, employees, contractors, or invitees.

                  These indemnification obligations shall survive the termination or expiration of this Lease.

                  (d) PERMITTED USE. Tenant will use the Leased Premises in compliance with all applicable Environmental Laws.

                  (e) TERMINATION. If there is a Release of Hazardous Materials at the Leased Premises for which Landlord is responsible under this Section and which interferes with Tenant's use of the Leased Premises, Tenant shall have the right to terminate this Lease or require Landlord to remedy the condition giving rise to the breach to Tenant's reasonable satisfaction.

                  (f) NOTICE. The parties agree to provide each other with written notice; (i) upon obtaining knowledge of any potential or known Release of Hazardous Materials in, on, or from the Leased Premises, or
         (ii) upon receipt of any notice of any such potential or known Release.

         24. NOTICE

         All notices to be given to the Tenant may be given personally or in writing and sent by the United States registered or certified mail, postage paid and addressed to the

                           Landlord:        Borror Realty Company
                                            5501 Frantz Road
                                            Columbus, Ohio 43017
                                            Attention:____________

                           Tenant:          Dominion Homes, Inc.
                                            5501 Frantz Road
                                            Columbus, Ohio 43017
                                            Attention:____________

         The effective date of notice shall be the date of receipt of said notice.

         25. WAIVERS

         The waiver by Landlord of any breach of any term, covenant or condition herein contained, shall not be deemed to be a waiver of any other term, covenant, or condition or waiver of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease including a breach by virtue of the failure of Tenant to pay the particular rent so accepted regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

         26. HOLDING OVER

         Any holding over after the expiration of the original or renewal term of this Lease with the consent of Landlord shall be construed to be a tenancy from month to month at one hundred twenty-five percent (125%) of the latest rent sum and shall otherwise be on the terms and conditions herein specified insofar as applicable.

         27. PARTIES BOUND

         The covenants and conditions herein contained shall apply to and bind the heirs, successors, administrators, and assigns of the parties hereto.

         28. OHIO LAW

         This Lease shall be construed under and in accordance with the laws of the State of Ohio, and all obligations of the parties created hereunder are performable and enforceable in Franklin County, Ohio.

         29. LEGAL CONSTRUCTION

         In case any one or more of the provisions contained in this Lease shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         30. SOLE AGREEMENT OF THE PARTIES

         This Lease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

         31. AMENDMENT

         No amendment, modification, or alteration of the terms hereof shall be binding, unless the same be in writing, dated subsequent to the date hereof, and duly executed by the parties hereof.

         32. TOPIC HEADINGS

         Headings and captions in this Lease are inserted for convenience in reference only and in no way define, limit, or describe the scope or intent of this Lease, do not constitute any part of this Lease, and are not to be considered in the construction of this Lease.

         33. TIME IS OF THE ESSENCE

         Time is of the essence in this Lease.

         34. OPTION TO RENEW

         Tenant shall have the right to renew this Lease for 2 successive additional 5 year term(s) ("Renewal Terms") upon the same terms, covenants, and provisions as in this Lease, by giving Landlord one hundred twenty (120) days written notice prior to the term of intent to do so. The rent for the extension term shall be at the fair market rental for the locale and payable monthly during this extension term.

         35. COMPLIANCE WITH LAWS

         During the Lease term, Tenant, at its expense, shall comply with all present and future laws and regulations applicable to its use and occupancy of the Leased Premises, and shall make any repairs, modifications or additions to the Leased Premises as may be required by any such laws or regulations. Tenant agrees to hold Landlord harmless from any cost, expense or liability that may be imposed or assessed against Landlord in connection with Tenant's noncompliance with any such law or regulation. Notwithstanding the above, Tenant shall not be obligated to make, and Landlord shall be solely responsible for, any structural repairs, modifications or additions to the Leased Premises that (a) are not necessitated by negligent or wrongful actions of Tenant or Tenant's agents, employees, contractors, licensees or invitees and (b) Landlord would be required to make as the owner of the Building regardless of the specific nature of Tenant's use or any hazards associated with Tenant's use.

         36. OTHER LEASES

         It is understood by the parties hereto that a portion of the Leased Premises is currently leased to third parties pursuant to the following two leases (as amended, the "Other Leases"): (1) lease with David S. Blaugrund dated as of February 25, 1991 and modified by lease amendments dated May 10, 1993 and July 5, 1995; and (ii) lease with Robert W. Southworth and Robert W. Siekmann, Jr. dated April 6, 1996 and that, therefore, this Lease is subject to the Other Leases. Landlord hereby assigns to Tenant all of its right, title and interest under the Other Leases, including, without limitation, the right to receive rent and Tenant hereby accepts such assignment and agrees to assume all of the obligations of the Landlord thereunder. Tenant shall have the full right and authority to modify, amend and terminate such Other Leases with the consent of Landlord, which consent shall not be unreasonably withheld.

         IN WITNESS WHEREOF, the parties hereto have signed this Lease on the day and date aforementioned.


Signed and acknowledged                        LANDLORD:
in the presence of:


------------------------------------           BORROR REALTY COMPANY, an Ohio
Print Name:                                    Corporation
           -------------------------



------------------------------------           By:*/s/ RANDOLPH B. ROBERT
Print Name:                                       ---------------------------
           -------------------------              Its: VICE PRESIDENT
                                                      -----------------------



                                               TENANT:



------------------------------------           DOMINION HOMES, INC., a OHIO
Print Name:                                    Corporation            -------
           -------------------------



------------------------------------           By:*/s/ ROBERT A. MEYER, JR.
Print Name:                                       ---------------------------
           -------------------------              Its: SR. VICE PRESIDENT
                                                      -----------------------


STATE OF OHIO
COUNTY OF FRANKLIN, SS.

         BEFORE ME, the undersigned, a Notary Public, personally appeared the above named Borror Realty Company, an Ohio corporation, by ________________________________, its _________________________, who
acknowledged 'the signing of the foregoing instrument to be free act and deed and the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio, this ____ day of ________________________, 1997.


                                                --------------------------------
                                                NOTARY PUBLIC

STATE OF OHIO
COUNTY OF FRANKLIN, SS.

         BEFORE ME, the undersigned, a Notary Public, personally appeared the above named Dominion Homes, Inc., a ____________________ corporation, by ________________, its ________________, who acknowledged the signing of the foregoing instrument to be free act and deed and the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio, this ____ day of _________________________, 1997.


                                                --------------------------------
                                                NOTARY PUBLIC

                                ADDENDUM TO LEASE
                                -----------------


         WHEREAS, a certain Lease was executed December 29, 1997, by and between Borror Realty Company, an Ohio corporation, hereinafter referred to as "Landlord," and Dominion Homes, Inc., an Ohio corporation, hereinafter referred to as "Tenant," pursuant to which Tenant leased 37,557 net rentable square feet of office space identified as 5501 Frantz Road, Dublin, Ohio;

         WHEREAS, Landlord and Tenant desire to change the term of the lease;

         NOW THEREFORE, Landlord and Tenant agree that Section 2 of the Lease, captioned "TERM," as executed on December 29, 1997, is deleted and the following is substituted in its place:

         2. TERM.

                  The term of this Lease Agreement shall be for a period of twelve (12) years, commencing on January 1, 1998 (the "Commencement Date"), and expiring on December 31, 2009 (the "Primary Term").

         Except as modified above, the Lease shall remain in full force and effect as originally written, including but not limited to Tenant's option to renew the Lease for two successive additional five-year terms as set forth in
Section 34 of the Lease.

         IN WITNESS WHEREOF, the parties hereto have signed this Addendum to Lease on the day of February, 1998.

Signed and acknowledged                     LANDLORD:
  in the presence of:
                                            BORROR REALTY COMPANY, an Ohio
                                               corporation

                                            By:*/s/ RANDOLPH B. ROBERT
-------------------------------                -------------------------------
Print Name:                                    Randolph B. Robert
           --------------------                Vice President


-------------------------------
Print Name:
           --------------------

                                            TENANT:

                                            DOMINION HOMES, INC., an Ohio
                                               corporation

                                            By:*/s/ ROBERT A. MEYER, JR.
-------------------------------                -------------------------------
Print Name:                                    Robert A. Meyer, Jr.
           --------------------                Senior Vice President


-------------------------------
Print Name:
           --------------------


STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         BEFORE ME, the undersigned, a Notary Public, personally appeared the above-named Borror Realty Company, an Ohio corporation, by Randolph B. Robert, its Vice President, who acknowledged the signing of the foregoing instrument to be his free act and deed and the free act and deed of said corporation.


                                               -------------------------------
                                               Notary Public


STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         BEFORE ME, the undersigned, a Notary Public, personally appeared the above-named Dominion Homes, Inc., an Ohio corporation, by Robert A. Meyer, Jr., its Senior Vice President, who acknowledged the signing of the foregoing instrument to be his free act and deed and the free act and deed of said corporation.


                                               -------------------------------
                                               Notary Public

                                      -2-